Exhibit 99.1

CAREY WATERMARK INVESTORS INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Our pro forma condensed consolidated balance sheet as of September 30, 2017 has been prepared as if the significant dispositions during the fourth quarter of 2017 and first quarter of 2018 (noted herein) had occurred as of September 30, 2017. Our pro forma condensed consolidated statements of operations for the nine months ended September 30, 2017 and for the year ended December 31, 2016 have been prepared based on our historical financial statements as if the significant acquisition and related financing during the year ended December 31, 2016 and the significant dispositions during the first quarter of 2017 had occurred on January 1, 2015 and as if the significant dispositions during the fourth quarter of 2017 and first quarter of 2018 had occurred on January 1, 2016. Pro forma adjustments are intended to reflect the estimated effect of our acquisition and disposition activity described in Notes 2 and 3. In our opinion, all adjustments necessary to reflect the effects of these investments have been made.

The pro forma condensed consolidated financial information for the nine months ended September 30, 2017 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2017. The pro forma condensed consolidated financial information for the year ended December 31, 2016 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Annual Report on Form 10-K for the year ended December 31, 2016. This pro forma information is presented for informational purposes only and does not purport to be indicative of our financial results as if the transactions reflected herein had occurred on the dates disclosed above or been in effect during the periods indicated above, nor are they necessarily indicative of our financial position or results of operations of future periods. The provisional accounting for the dispositions is preliminary and therefore subject to change. Any such changes could have a material effect on the pro forma condensed consolidated financial information.

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CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
September 30, 2017
(in thousands)

	CWI Historical	Westin Atlanta Venture Disposition		Marriott Boca Raton at Boca Center Disposition		Pro Forma

Assets
Investments in real estate:
Hotels, at cost	$2,285,805	$—		$(69,473)	A	$2,216,332
Accumulated depreciation	(223,945)	—		7,437	A	(216,508)
Net investments in hotels	2,061,860	—		(62,036)		1,999,824
Equity investments in real estate	136,514	(4,464)	A	—		132,050
Cash	64,854	25,219	B	33,954	B	124,027
Intangible assets, net	78,819	—		—		78,819
Accounts receivable	39,063	705	B	(205)	A	39,563
Restricted cash	71,138	—		(1,995)	A	69,143
Other assets	27,101	—		(209)	A	26,892
Total assets	$2,479,349	$21,460		$(30,491)		$2,470,318
Liabilities and Equity
Non-recourse debt, net	$1,423,498	$—		$(39,850)	A	$1,383,648
WPC Credit Facility	97,835	—		—		97,835
Accounts payable, accrued expenses and other liabilities	125,598	—		(2,181)	A	123,417
Due to related parties and affiliates	3,243	—		—		3,243
Distributions payable	19,527	—		—		19,527
Total liabilities	1,669,701	—		(42,031)		1,627,670
Commitments and contingencies
Common stock	137	—		—		137
Additional paid-in capital	1,144,797	—		—		1,144,797
Distributions and accumulated losses	(388,974)	21,460	C	11,540	C	(355,974)
Accumulated other comprehensive loss	(552)	—		—		(552)
Total stockholders’ equity	755,408	21,460		11,540		788,408
Noncontrolling interests	54,240	—		—		54,240
Total equity	809,648	21,460		11,540		842,648
Total liabilities and equity	$2,479,349	$21,460		$(30,491)		$2,470,318

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Nine Months Ended September 30, 2017
(in thousands except share and per share amounts)
		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)

	CWI Historical	Other 2017 Dispositions		Westin Atlanta Venture Disposition		Marriott Boca Raton at Boca Center Disposition		Pro Forma

Revenue
Hotel Revenues
Rooms	$320,043	(847)	D	—		(10,368)	D	$308,828
Food and beverage	123,555	(30)	D	—		(2,765)	D	120,760
Other operating revenue	42,289	(14)	D	—		(194)	D	42,081
Total Hotel Revenues	485,887	(891)		—		(13,327)		471,669
Operating Expenses
Hotel Expenses
Rooms	71,095	(219)	D	—		(1,914)	D	68,962
Food and beverage	87,315	(58)	D	—		(1,696)	D	85,561
Other hotel operating expenses	22,413	(10)	D	—		(61)	D	22,342
Property taxes, insurance, rent and other	49,041	(65)	D	—		(834)	D	48,142
Sales and marketing	45,589	(162)	D	—		(1,804)	D	43,623
General and administrative	42,373	(119)	D	—		(1,252)	D	41,002
Repairs and maintenance	15,652	(58)	D	—		(343)	D	15,251
Management fees	13,516	(61)	D	—		(393)	D	13,062
Utilities	12,531	(32)	D	—		(371)	D	12,128
Depreciation and amortization	61,510	—		—		(2,156)	D	59,354
Total Hotel Expenses	421,035	(784)		—		(10,824)		409,427
Other Operating Expenses
Asset management fees to affiliate and other expenses	11,679	(18)	D	(200)	D	(343)	D	11,118
Corporate general and administrative expenses	7,898	—		—		(17)	D	7,881
Hurricane loss	7,609	—		—		(355)	D	7,254
Total Other Operating Expenses	27,186	(18)		(200)		(715)		26,253
Operating Income	37,666	(89)		200		(1,788)		35,989
Other Income and (Expenses)
Interest expense	(49,820)	93	D	—		1,472	D	(48,255)
Equity in earnings of equity method investments in real estate	1,072	—		(638)	D	—		434
Net loss on extinguishment of debt	(225)	—		—		—		(225)
Other income	93	—		—		—		93
Total Other Income and (Expenses)	(48,880)	93		(638)		1,472		(47,953)
Loss from Operations Before Income Taxes and Net Gain on Sale of Real Estate	(11,214)	4		(438)		(316)		(11,964)
Provision for income taxes	(630)	—		—		93	D	(537)
Loss from Operations Before Net Gain on Sale of Real Estate	(11,844)	4		(438)		(223)		(12,501)
Net gain on sale of real estate, net of tax	5,164	352	E	—		—		5,516
Net Loss	(6,680)	356		(438)		(223)		(6,985)
Loss attributable to noncontrolling interests	2,881	—		—		—		2,881
Net Loss Attributable to CWI Stockholders	$(3,799)	$356		$(438)		$(223)		$(4,104)
Basic and Diluted Loss Per Share	$(0.03)							$(0.03)
Basic and Diluted Weighted-Average Shares Outstanding	136,759,817							136,759,817

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Year Ended December 31, 2016
(in thousands except share and per share amounts)
		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
	CWI Historical	2016 Acquisition		Other 2017 Dispositions		Westin Atlanta Venture Disposition		Marriott Boca Raton at Boca Center Disposition		Weighted Average Shares		Pro Forma

Revenues
Hotel Revenues
Rooms	$437,051	$1,056	G	$(11,281)	F	$—		$(13,350)	F			$413,476
Food and beverage	159,765	397	G	(603)	F	—		(4,343)	F			155,216
Other operating revenue	54,279	394	G	(155)	F	—		(412)	F			54,106
Total Hotel Revenues	651,095	1,847		(12,039)		—		(18,105)				622,798
Operating Expenses
Hotel Expenses
Rooms	94,472	313	H	(2,830)	F	—		(2,415)	F			89,540
Food and beverage	112,928	364	H	(566)	F	—		(2,451)	F			110,275
Other hotel operating expenses	29,328	234	H	(91)	F	—		(78)	F			29,393
Property taxes, insurance, rent and other	66,788	125	H	(604)	F	—		(1,066)	F			65,243
Sales and marketing	62,578	153	H	(2,092)	F	—		(2,492)	F			58,147
General and administrative	55,038	254	H	(1,134)	F	—		(1,509)	F			52,649
Repairs and maintenance	20,921	93	H	(573)	F	—		(467)	F			19,974
Management fees	18,190	55	H	(315)	F	—		(533)	F			17,397
Utilities	16,445	132	H	(499)	F	—		(486)	F			15,592
Depreciation and amortization	80,698	299	H	(1,209)	F	—		(3,107)	F			76,681
Total Hotel Expenses	557,386	2,022		(9,913)		—		(14,604)				534,891
Other Operating Expenses
Asset management fees to affiliate and other expenses	15,468	54	I	(200)	F	(238)	F	(410)	F			14,674
Corporate general and administrative expenses	11,562	—		—		—		—				11,562
Impairment charge	4,112	—		(4,112)	F	—		—				—
Acquisition-related expenses	3,727	(3,727)	J	—		—		—				—
Total Other Operating Expenses	34,869	(3,673)		(4,312)		(238)		(410)				26,236
Operating Income	58,840	3,498		2,186		238		(3,091)				61,671
Other Income and (Expenses)
Interest expense	(65,164)	(282)	K	1,314	F	—		1,708	F			(62,424)
Equity in earnings of equity method investments in real estate	5,232	—		—		(860)	F	—				4,372
Net loss on extinguishment of debt	(2,268)	—		—		—		—				(2,268)
Other income	45	—		—		—		—				45
Total Other Income and (Expenses)	(62,155)	(282)		1,314		(860)		1,708				(60,275)
(Loss) Income from Operations Before Income Taxes	(3,315)	3,216		3,500		(622)		(1,383)				1,396
Provision for income taxes	(3,661)	(26)	L	13	F	—		278	F			(3,396)
Net Loss	(6,976)	3,190		3,513		(622)		(1,105)				(2,000)
Income attributable to noncontrolling interests	(1,777)	—		—		—		—				(1,777)
Net Loss Attributable to CWI Stockholders	$(8,753)	$3,190		$3,513		$(622)		$(1,105)				$(3,777)
Basic and Diluted Loss Per Share	$(0.07)											$(0.03)
Basic and Diluted Weighted-Average Shares Outstanding	134,646,021									16,067,766	M	150,713,787

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS INCORPORATED

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Note 1. Basis of Presentation

The pro forma condensed consolidated balance sheet as of September 30, 2017 and the pro forma condensed consolidated statement of operations for the nine months ended September 30, 2017 were derived from our historical consolidated financial statements included in our Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2017. The pro forma condensed consolidated statement of operations for the year ended December 31, 2016 was derived from our historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016.

Note 2. Pro Forma Adjustments for Dispositions

Other 2017 Dispositions

On February 1, 2017, CWI sold its 100% ownership interests in the Hampton Inn Birmingham Colonnade, the Hampton Inn Frisco Legacy Park and the Hilton Garden Inn Baton Rouge Airport to an unaffiliated third party for a contractual sales price of $33.0 million and net proceeds of approximately $7.7 million (our "Other 2017 Dispositions").

No pro forma adjustments to our historical consolidated balance sheet as of September 30, 2017 were required for these dispositions. See footnotes below for adjustments made to reflect the impact of the sale on our results of operations.

Westin Atlanta Venture Disposition

On October 19, 2017, the Westin Atlanta Venture, in which CWI owned a 57% interest, was sold to an unaffiliated third-party for a contractual sales price of $85.5 million. CWI received net proceeds of approximately $25.9 million. The Westin Atlanta Venture was accounted for under the equity method of accounting.

Marriott Boca Raton at Boca Center Disposition

On January 25, 2018, the Marriott Boca Raton at Boca Center was sold to an unaffiliated third-party for a contractual sales price of $76.0 million and net proceeds of approximately $35.4 million.

Balance Sheet Adjustments

A.     These adjustments represent the elimination of the carrying value of the Westin Atlanta Venture and the assets and liabilities of the Marriott Boca Raton at Boca Center.

B.     These adjustments represent CWI's portion of the net proceeds received from the disposition of the Westin Atlanta Venture and the Marriott Boca Raton at Boca Center. The pro forma adjustment to cash for the Marriott Boca Raton at Boca Center was calculated as follows:

Marriott Boca Raton at Boca Center
Net proceeds from purchaser, net of closing costs	$35,371
Changes in working capital	(1,417)
Net pro forma cash proceeds from purchaser, net of closing costs	$33,954

C.     The adjustments to distributions and accumulated losses are not reflected in the pro forma condensed consolidated statements of operations as the effect of the transaction is nonrecurring.

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Notes to Pro Forma Condensed Consolidated Financial Statements

Statements of Operations Adjustments

D.     These adjustments represent the elimination of the revenue and expenses of our Other 2017 Dispositions and the Marriott Boca Raton at Boca Center Disposition and the elimination of asset management fees and equity in earnings of equity method investment in real estate of our Westin Atlanta Venture Disposition that were recorded during the nine months ended September 30, 2017.

E.    The adjustment to net gain on sale of real estate, net of tax represents the elimination of the net loss on sale of real estate recognized in connection with our Other 2017 Dispositions. The adjustments to net gain on sale of real estate, net of tax are not reflected in the pro forma condensed consolidated statements of operations as the effect of the transaction is nonrecurring.

F.     These adjustments represent the elimination of the revenue and expenses of our Other 2017 Dispositions and the Marriott Boca Raton at Boca Center Disposition and the elimination of asset management fees and equity in earnings of equity method investment in real estate of our Westin Atlanta Venture Disposition that were recorded during the year ended December 31, 2016.

Note 3. Pro Forma Adjustments for Acquisitions

2016 Acquisition

On February 17, 2016, we acquired a 100% interest in Equinox, A Luxury Collection Golf Resort & Spa, or Equinox, from HEI Hotels & Resorts, an unaffiliated third party (our "2016 Acquisition").

The transaction noted above is reflected in our historical consolidated balance sheet at September 30, 2017 and, therefore, no pro forma adjustments to our historical consolidated balance sheet as of September 30, 2017 were required. In addition, the transaction noted above is reflected in our historical consolidated statement of operations for the year ended December 31, 2016 from the respective date of acquisition through December 31, 2016 and fully reflected in our historical consolidated statement of operations for the nine months ended September 30, 2017. We made pro forma adjustments G through M below to reflect the impact on our results of operations had this acquisition been made on January 1, 2015.

G. Hotel Revenue

Pro forma adjustments for hotel revenue are derived from the historical financial statements of each of our investments. The following pro forma adjustments for the year ended December 31, 2016 represent the hotel revenues that would have been incurred in addition to those presented in our historical consolidated financial statements, when applicable (in thousands):

Pre-Acquisition Historical
Year Ended December 31, 2016
2016 Acquisition
Rooms	$1,056
Food and beverage	397
Other operating revenue	394
$1,847

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Notes to Pro Forma Condensed Consolidated Financial Statements

H. Hotel Expenses

Pro forma adjustments for hotel expenses are derived from the historical financial statements of our investments except for those related to depreciation and amortization, sales and marketing, and management fees, as illustrated below. The following pro forma adjustments for the year ended December 31, 2016 represent the incremental hotel expenses that would have been incurred in addition to those presented in our historical consolidated financial statements, when applicable (in thousands):

Pre-Acquisition Historical
Year Ended December 31, 2016
2016 Acquisition
Rooms	$313
Food and beverage	364
Other hotel operating expenses	234
Property taxes, insurance, rent and other	125
General and administrative	254
Repairs and maintenance	93
Utilities	132
$1,515

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Notes to Pro Forma Condensed Consolidated Financial Statements

Adjusted Hotel Expenses

Pro forma adjustments for sales and marketing and management fees reflect expenses resulting from franchise and management agreements, respectively, entered into upon acquisition, when applicable. Pro forma adjustments for depreciation and amortization reflect depreciation and amortization of the acquired assets at fair value on a straight-line basis using the estimated useful lives of the properties (limited to 40 years for buildings and ranging generally from four years up to the remaining life of the building at the time of addition for building improvements), site improvements (generally four to 15 years) and furniture, fixtures and equipment (generally one to 12 years). The following pro forma adjustments for the year ended December 31, 2016 represent the hotel expenses that would have been incurred in addition to those presented in our historical consolidated financial statements, when applicable (in thousands):

Year Ended December 31, 2016
2016 Acquisition
Sales and marketing - pre-acquisition historical	$159
Sales and marketing - pro forma adjustments	(6)
Sales and marketing - pro forma results	$153

Management fees - pre-acquisition historical	$55
Management fees - pro forma adjustments	—
Management fees - pro forma results	$55

Depreciation and amortization - pre-acquisition historical	$471
Depreciation and amortization - pro forma adjustments	(172)
Depreciation and amortization - pro forma results	$299

I. Asset Management Fees

We pay our advisor an annual asset management fee equal to 0.50% of the aggregate average market value of our investments. Pro forma adjustments for such fees are reflected in the accompanying pro forma condensed consolidated statement of operations in order to reflect what the fee would have been had the acquisition of investments occurred on January 1, 2015. The following pro forma adjustments for the year ended December 31, 2016 represent incremental asset management fees that would have been incurred in addition to asset management fees presented in our historical consolidated financial statements (in thousands):

Year Ended December 31, 2016
2016 Acquisition
Asset management fee expense - pre-acquisition historical	$—
Asset management fee expense - pro forma adjustments	54
Asset management fee expense - pro forma results	$54

J. Acquisition-Related Expenses

Acquisition costs of $3.7 million related to our 2016 Acquisition, which are non-recurring in nature, are reflected in our historical consolidated statement of operations for the year ended December 31, 2016. We have reflected a pro forma adjustment to exclude these non-recurring charges from our pro forma condensed consolidated statement of operations.

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Notes to Pro Forma Condensed Consolidated Financial Statements

K. Interest Expense

The following pro forma adjustments for the year ended December 31, 2016 represent the incremental interest expense that would have been incurred in addition to the amount presented in our historical consolidated financial statements (in thousands):

Year Ended December 31, 2016
2016 Acquisition
Interest expense - pre-acquisition historical	$136
Interest expense - pro forma adjustments	146
Interest expense - pro forma results	$282

L. Provision for Income Taxes

We have reflected pro forma adjustments related to our investments based upon an estimated effective tax rate, which takes into account the fact that certain activities are taxable and other activities are pass-through items for income tax purposes. The following pro forma adjustments for the year ended December 31, 2016 reflect the incremental income tax provisions that would have been incurred, based on the new entity structure, in addition to the amounts presented in our historical consolidated financial statements, if any (in thousands):

Year Ended December 31, 2016
2016 Acquisition
Provision for income taxes - pre-acquisition historical	$—
Provision for income taxes - pro forma adjustments	26
Provision for income taxes - pro forma results	$26

M. Weighted-Average Shares

The pro forma weighted-average shares outstanding were determined as if the number of shares required to raise the funds used for the acquisition included in these pro forma condensed consolidated financial statements were issued on January 1, 2015.

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